At Chittenden,
this isn't just a mouse pad.
It's a launch pad
to deliver more.
05

CHITTENDEN
CORPORATION

As of September 30, 2006 Exhibit 99.1

• Multi-bank holding company with significant operating autonomy at the individual banks
• Banking assets of $6.5 billion at September 30, 2006
• Listed on the NYSE (CHZ), market capitalization as of September 30, 2006 was $1.3 billion
• 122 full service banking offices and 153 ATM locations in VT, NH, MA, ME and CT
• Commercial loans represent over 72% of the total loan portfolio and core deposits comprise over 96% of total funding
• Strong wealth management operation with assets under management of
$2.1 billion
• Excellent credit quality with year-to-date net charge-offs of .08% and an allowance for credit losses to loans (excluding municipal loans) of 1.40%
Who We Are

Recognized competency in an attractive business mix
Deep relationships with worthwhile customers
Conservative underwriting standards and disciplined lending
Efficient generator of low cost stable deposits
Proven leadership focus to achieve superior financial results
Well-established and tangible shareholder orientation
A Tradition of Success

CHITTENDEN
CORPORATION

C A N A D A
Q U É B E C
U N I T E D S T A T E S
M A I N E
VERMONT
NEW HAMPSHIRE
Gulf of Maine
Manchester
Atlantic Ocean
Lowell
Boston
Massachusetts Bay
MASSACHUSETTS
Worcester
Springfield
Cape Cod Bay
R.I.
CONNECTICUT
Providence

9/30/06%
Assets (in millions)
Chittenden Bank $3,208 50%
Ocean National Bank $1,600 25%
Bank of Western Mass $749 11%
Flagship Bank $534 8%
Maine Bank & Trust $375 6%
Total $6,466 100%
VT 43%
MA 27%
NH 21%
ME 9%
VT 53%
MA 20%
NH 18%
ME 9%
9/30/06
Loans by State
Deposits by State
9/30/06
Our Target Markets

CUSTOMERS
CUSTOMERS
Chittenden
Bank
Ocean
National Bank
Bank of Western
Massachusetts
Flagship Bank
& Trust
Maine Bank &
Trust
CHITTENDEN SERVICES CHITTENDEN SERVICES
GROUP GROUP
CORPORATE CORPORATE
Corporate Structure

Vermont Market
• Population over 620,000
• Greater Burlington population 150,000
• 13% population growth in Chittenden County since 1990
• Greater Burlington median household income of $48,000
• Greater Burlington median age = 34
• Homeownership rate of over 70% exceeds national average
• Median housing value increased by 24% from 2000-2003
• Nearly 9,000 new business startups in 2004
• 23% new job growth 1990-2000 (Greater Burlington area)
• 30,000 businesses and 70,000 households
• Small Business Culture - 50% of jobs are from companies
with less than 100 employees
• Over 20 colleges and universities in Vermont
Our Target Markets

Greater Springfield Market Greater Worcester Market
• Population nearly 850,000 in Pioneer Valley and
North Central, CT
• Median household income of $41,000
• Median age = 36
• Above national/regional employment averages in
education, insurance, health services,
manufacturing
• 1993 - 2000 Pioneer Valley job growth over 15%
• 23,000 businesses and 90,000 households
• Telecommunications crossroads for New England
• Hartford/Springfield “the knowledge corridor”—26
colleges and universities
• 3rd largest city in New England
• Population of 777,000 in Worcester Co.
• 6 million people within a 50 mile radius
• Median household income of $48,000
• Median age = 36
• 32,000 new jobs created in Worcester area
between 1991 - 2003
• Over 18% job growth in region (1993 - 2000)
• Value of Worcester’s total assessed property value up
nearly 15% in FY2003
• Over 25,000 businesses and 110,000 households
• 16 colleges in Worcester Co.
• Known as “The Center of Excellence in Biotechnology”
Our Target Markets

Southern NH/Seacoast Market
• Total regional population over 1 million
• 17% population growth 1990 - 2003
• Median household income of $50,000
• Median age = 37
• Large pool of professionals, 42% of Portsmouth
residents hold a bachelor’s degree or >
• 75% of NH businesses employ <10 people
• Over 50% of all employees are with firms <250
people
• Over 5,000 new business startups in NH annually
(1998-2002)
• New Hampshire gross domestic product up 5.6% in
2003, 16
th
fastest growth in the United States
• Over 40,000 businesses and 150,000 households
• NH business friendly—no sales tax, inventory tax,
use tax, income tax, or capital gains tax
Greater Portland Market
• Combined population of Cumberland and York Co.
nearly 470,000
• 15% population growth 1990 - 2003
• Median household income of $44,000
• Median age = 35
• Median housing value up 36% for 2000-2003
• 30% of population with bachelor’s degree or higher
• 25% increase in residential building permits from
2000-2003
• 20% of Maine workforce in businesses with
4 or < employees
• Over 20,000 businesses and nearly 60,000
households
• 3.6 million tourist visits annually to Portland area
• Named #1 market in small business vitality
(American City Business Journal, 2005)
Our Target Markets

Our Target Customers
Commercial Banking
Businesses with Revenues of
$1 to $100 Million; Loan Needs up to $20
Million; Multiple Product and Service Needs
Community Banking
Individuals and Families who are Financially
Sophisticated with Multiple Product and Service
Needs and Household Incomes building
to > $50,000
Wealth Management
Businesses and Individuals with Investment
Management, Brokerage, Trust and/or Private
and Professional Banking Needs

10 Commercial & Community Banking

A Diversified Loan Portfolio
12/31/02
9/30/06
Total loans as of December 31, 2002 and September 30, 2006 were $3.0 billion and $4.7 billion respectively
Consumer
5%
Municipal
3%
Multi Family
5%
Commercial RE
41%
Home Equity
7%
Residential
16%
Construction
5%
C&I
18%
*annualized
Consumer
9%
Municipal
3%
Multi Family
3%
Commercial RE
37%
Home Equity
7%
Residential
19%
Construction
3%
C&I
19%
65%
67%
70%
72%
71%
28% 29%
30%
33%
35%
0%
20%
40%
60%
80%
2002 2003 2004 2005 9/06
Commercial Consumer
Growth in C & I and Commercial Real Estate
25%
14%
10%
8%
14%
0%
10%
20%
30%
2002 2003 2004 2005 9/06*

Agriculture, Forestry, Fishing
and Hunting
1.01%
Other
0.39%
Wholesale Trade
4.61%
Other Services (except Public
Administration)
2.85%
Educational Services
3.54%
Professional, Scientific, and
Technical Services
2.44%
Management of Companies
and Enterprises
0.30%
Retail Trade
8.54%
Admin/Support & Waste Mgt
& Remediation Svcs
1.03%
Accommodation and Food
Services
12.07%
Utilities
0.02%
Transportation and
Warehousing
1.94%
Health Care and Social
Assistance
4.78%
Arts, Entertainment, and
Recreation
2.69%
Public Administration
2.17%
Mining
0.55%
Construction
6.44%
Information
1.30%
Manufacturing
10.00%
Finance and Insurance
1.36%
Real Estate, Rental and
Leasing
31.99%
Commercial Loan Diversification by Industry
1. This chart encompasses the total commercial loan portfolio at September 30, 2006, which includes
C&I, municipal, commercial RE, construction, and multi family loans.
2. Industry classifications are based on NAICS sector codes and loan type

Real Estate, Rental and Leasing
1. This chart is a subset of the Commercial Loan Diversification by Industry chart on page 12
2. Industry classifications are based on NAICS sector codes
Cash Secured
0.69%
Development
0.59%
Educational
0.08%
Land
1.90%
Auto Sales/Svc Station
1.41%
Elderly Housing
0.57%
Hotel/Motel
0.64%
Office
27.50%
Multifamily
15.77%
Recreational
0.46%
Restaurant/Bar
1.32%
Warehouse
4.64%
Other
2.78%
Mixed
13.21%
Industrial
8.12%
Mercantile
0.86%
Manufacturing
1.54%
Mobile Home Park
0.73%
Other Business Assets
1.99%
Shopping Centers/Stores
9.65%
1-4 Family
5.55%

Continuing Core Deposit Growth
12/31/02
9/30/06
Total Core Deposits as of December 31, 2002 and September 30, 2006 were $4.1 billion and $5.7 billion respectively
CDs < $100,000
15%
CDs > $100,000
12%
CMA/MMA
29%
Demand Deposits
17%
NOW
15%
Savings
8%
Borrowings
4%
CDs < $100,000
16%
CDs > $100,000
5%
CMA/MMA
34%
Demand Deposits
16%
NOW
13%
Savings
9%
Borrowings
7%
29%
35%
34%
32% 32%
0%
10%
20%
30%
40%
2002 2003 2004 2005 9/06
Transaction Deposits % of Total Funding
53%
47%
56%
44%
57%
43%
53%
47%
51%
49%
0%
15%
30%
45%
60%
75%
2002 2003 2004 2005 9/06
Consumer Commercial

CHITTENDEN CORPORATION

Maine
Vermont
New Hampshire
Massachusetts

Business Services
Cash Management (11%)
• High level of service to business clients
• Seasoned delivery team with national
level expertise
• Full menu of products
Merchant Services
ACH
Lock box
Sweep accounts
Payroll Services (4%)
• Over 1,600 customers
• Full menu of products
• Annualized three year growth rate of 20%
Business Credit Cards  (3%)
• Only available to commercial customers
• Credit review performed as part of  the
normal commercial lending process
• Outstanding loans were $11.8 million and
interchange fee income for the first nine
months of 2006 was $1.1 million
Retirement Plan Services (1%)
• Primary focus is on defined benefit and
contribution plans
• 480 customers advised
• Full array of services
Design
Administration/recordkeeping
Custodial/trustee
Investment management
Insurance (9%)
• Specializes in commercial property and
casualty insurance
• Gross premiums for the first nine months
of 2006 were $50 million
* Numbers in ( ) are a percentage of total noninterest income

Captive Insurance
• Vermont is the U.S. domicile of choice for captive insurance companies
– 65% of the active captive insurers bank with Chittenden*
• Vermont has more captive insurance companies than all other states combined
• Over $248 million in bank deposits and $1 billion in Institutional Trust Assets under administration
• Over $60 million in stand-by letters of credit that are fully collateralized by cash or government securities held in trust at Chittenden Bank
*Some Chittenden customers have more than one captive
597
674
717
754
778
0
200
400
600
800
2002 2003 2004 2005 9/06
Captives in Vermont

Government Banking
• Leader in government banking for Vermont
• Expanding our presence within the Massachusetts and New Hampshire franchises
• Customers use a wide array of transaction, loan and deposit products
• Over $144 million in municipal loans and $465 million in deposits and repos
Loans
VT
79%
MA
18%
NH
3%
Deposits & Repurchase Agreements
VT
61%
MA
19%
NH
19%
ME
1%

Mortgage Banking
• Originations for the first nine months of 2005 and 2006 were $471 million and $316 million, of which $320 million and $223 million, respectively, were sold in the secondary markets
• Underlying coupons in the mortgage servicing portfolio remain very low
• Mortgage servicing portfolio of $2.0 billion at September 30, 2006 with a conservative valuation of $14.4 million or 71 basis points*
• Continued expansion through our affiliate banks into other states
2001 2004 2005 9/06
Under 5% 0% 11% 10% 8%
5%<6% 2% 52% 55% 51%
6%<7% 38% 30% 30% 35%
7%<8% 50% 6% 4% 5%
Over 8% 10% 1% 1% 1%
*The mortgage servicing portfolio is carried at the lower of cost or market and the fair market value at September 30, 2006 was $20.4 million, or 102 basis points
Originations by Bank
FBT
3%
ONB
20%
Chittenden
63%
BWM
10%
MBT
4%

19 Wealth Management

Asset Management Services
• Asset management and personal trust services
• $2.1 billion in assets under management
• Over $1.4 billion in assets under administration
As of 9/30/06
Assets Under Management
• Average relationship size of $1.3 million
• Average managed account fee of 68 bps
• Operating margin of approximately 40%
53%
35%
12%
0%
20%
40%
60%
Equity Bonds Cash

Wealth Management
Retail Investments – Broker/Dealer
• $240 million in assets under administration
• 2006 Revenue:
– 10% Annuity and Life Insurance
– 75% Brokerage
– 15% Other
• Serving over 9,600 customers in four states
Bond Administration Services
• Operates throughout New England
• Over $2.9 billion in assets under
administration
• Revenue for the first nine months of 2006
was $481,000
Retail Investment Revenue by State
VT
75%
MA
10%
NH/ME
15%
Bond Administration Revenue by State
14%
33%
51%
2%
0% 20% 40% 60% 80%
VT
MA
NH
ME

22 Financial Performance

Consistent Superior Financial Performance
Strong net interest margin
Low cost stable sources of funding and excellent liquidity position
Strong fee based revenues in targeted businesses
Conservative reserves and excellent credit quality
Strong capital base
*SNL Securities $5-$10 Billion index.
Net Interest Margin
4.12%
4.21%
4.31%
4.22%
4.20%
3.82%
3.89%
3.87%
3.83%
4.53%
3.00%
4.00%
5.00%
2002 2003 2004 2005 9/06
CHZ SNL*

Average Cost of Funds Average Cost of Deposits
Average Yield on Securities
Average Yield on Loans
6.5%
5.5%
5.4%
6.9%
6.0%
5.7%
6.6%
7.5%
6.9%
6.1%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
2002 2003 2004 2005 9/06
CHZ SNL*
5.2%
4.3%
5.6%
4.4%
4.3%
4.5%
4.5%
4.2%
4.1%
4.2%
3.0%
5.0%
7.0%
9.0%
2002 2003 2004 2005 9/06
CHZ SNL*
2.4%
1.9%
1.2%
0.7%
0.9%
1.5%
1.8%
1.1%
1.3%
2.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
2002 2003 2004 2005 9/06
CHZ SNL*
2.1%
2.9%
1.4%
0.8%
1.0%
1.6%
2.1%
1.4%
1.7%
2.3%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
2002 2003 2004 2005 9/06
CHZ SNL*
*SNL Securities $5-$10 Billion index.

Noninterest Income
Business
Services
15%
Mortgage
Banking
21%
Deposit
Services
18%
Other
19%
Wealth
Management
27%
9/30/06 12/31/02
Business
Services
28%
Mortgage
Banking
13%
Deposit
Services
26%
Other
5%
Wealth
Management
28%
Noninterest Income/Operating Revenue
25.25%
30.79%
21.95%
22.26%
24.56%
31.75%
25.70%
24.84%
29.98%
26.66%
15.00%
25.00%
35.00%
2002 2003 2004 2005 9/06
CHZ SNL*
*SNL Securities $5-$10 Billion index.

Noninterest Expense
12/31/02
9/30/06
Benefits
12%
Occupancy
13%
DP Exp
2%
Other
23%
Compensation
50%
*SNL Securities $5-$10 Billion index.
Prior year amounts reflect the modified retrospective application of SFAS 123-R
Benefits
10%
Occupancy
12%
DP Exp
7%
Other
23%
Compensation
48%
Efficiency Ratio
59.56%
61.82%
56.91%
58.87%
56.46%
58.67%
56.67%
57.99%
57.81%
58.96%
52%
56%
60%
64%
2002 2003 2004 2005 9/06
CHZ SNL*

Financial Summary
2002 2003 2004 2005 9/05 9/06
Per Common Share
Earnings Diluted Earnings $1.52 $1.60 $1.56 $1.74 $1.28 $1.34
Cash Earnings* $1.54 $1.64 $1.60 $1.78 $1.31 $1.37
Dividends $0.63 $0.64 $0.70 $0.72 $0.54 $0.58
Book Value $10.62 $12.81 $13.56 $14.34 $14.08 $14.80
Tangible Book Value* $9.00 $7.59 $8.45 $9.35 $9.04 $9.76
Ratios Dividend Payout Ratio 41.20% 39.17% 43.88% 40.78% 41.63% 42.89%
Return on Average Equity 15.45% 13.27% 12.13% 12.72% 12.59% 12.65%
Return on Average Tangible Equity* 18.37% 21.75% 20.32% 20.22% 20.12% 19.66%
Return on Average Assets 1.36% 1.25% 1.23% 1.32% 1.31% 1.30%
Return on Average Tangible Assets* 1.39% 1.33% 1.32% 1.40% 1.39% 1.38%
Net Interest Margin 4.53% 4.12% 4.21% 4.31% 4.31% 4.22%
Efficiency Ratio 59.56% 61.82% 58.67% 56.67% 57.49% 56.46%
Credit NPAs to Loans & OREO 0.49% 0.39% 0.49% 0.36% 0.41% 0.56%
Credit Loss Reserve to Loans 1.62% 1.54% 1.45% 1.38% 1.39% 1.35%
Net Charge-Offs to Average Loans** 0.28% 0.16% 0.07% 0.05% 0.03% 0.11%
Capital Tangible* 7.40% 6.14% 6.71% 7.01% 6.88% 7.20%
Leverage 9.37% 7.91% 8.54% 9.21% 9.13% 9.24%
Tier 1 12.39% 10.22% 10.61% 11.23% 10.90% 11.59%
Risk-Based 13.64% 11.47% 11.82% 12.40% 12.07% 12.80%
* see Appendix
**Net charge-offs to average loans are annualized for all periods
Prior year amounts reflect the modified retrospective application of SFAS 123-R

28 Risk Management

Credit Quality
Net Charge-offs to Average Loans
NPAs to Loans & OREO
0.49%
0.39%
0.75%
0.65%
0.60%
0.36%
0.49%
0.56%
0.43%
0.38%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
2002 2003 2004 2005 9/06
CHZ SNL*
Credit Reserves/Loans
0.28%
0.16%
0.27%
0.20%
0.11%
0.07%
0.05%
0.13%
0.33%
0.10%
0.00%
0.15%
0.30%
0.45%
2002 2003 2004 2005 09/06**
CHZ SNL*
1.62%
1.54%
1.41%
1.44%
1.38%
1.45%
1.35%
1.29%
1.17%
1.20%
1.00%
1.20%
1.40%
1.60%
1.80%
2002 2003 2004 2005 9/06
CHZ SNL*
*SNL Securities $5-$10 Billion index.
**Net charge-offs to average loans are annualized for all periods

Granularity of Non-Accrual Loans
As of 9/30/2006
Book  Size of Total
Relationship Balance %
>$5.0 MM $6,172 24%
$3.0 MM to $5.0 MM 0 0%
$1.0 MM to $3.0 MM 7,196 28%
$500 M to $1.0 MM 2,909 12%
$100 M to $500 M 5,542 22%
<$100 M 3,634 14%
Total $25,453 100%

Interest Rate Risk
• Naturally Hedged
• Static Gap
6 month  -11.61% 12 month –6.26%
• Net Interest Income Sensitivity *
+50 bps -0.49%
+25 bps -0.24%
-25 bps +0.21%
-50 bps +0.22%
• Net Income Sensitivity *
+50 bps -1.05%
+25 bps -0.52%
-25 bps +0.46%
-50 bps +0.54%
*12 month forward ramped estimates as of 9/30/06
Rate Ramp-Net Interest Income
0.21%
-0.24%
0.36%
0.42%
0.28%
-0.55%
-0.72%
-0.39%
-1.00%
-0.50%
0.00%
0.50%
2003 2004 2005 9/06
UP 25 BP Qtr DOWN 25 BP Qtr

32 In Summary

A Compelling Story
• Strong market share and a proven acquisition acumen
• Low risk balance sheet with a prudent growth strategy
• Diversified banking services with a solid balance of revenues
• Low exposure to volatile sectors with a fortress balance sheet
Annual Equivalent
Total Shareholder Return
Annual Equivalent
10.09%
6.96%
8.05%
0%
5%
10%
15%
CHZ S&P 500 Dow Jones Ind
Avg
5-Year Period
11.58%
8.58%
9.21%
0.00%
10.00%
20.00%
30.00%
CHZ S&P 500 Dow Jones Ind
Avg
10-Year Period

Visit our website for a wide range of products, latest financial reports and many other interactive services: www.chittendencorp.com
This presentation contains “forward-looking statements” which may describe future plans and strategic initiatives. These forward-
looking statements are based on current plans and expectations, which are subject to a number of factors and uncertainties that could cause future results to differ from historical performance or future expectations.

35 Appendix

Reconciliation of non-GAAP measurements to GAAP
Tangible Ratios
YTD YTD YTD YTD YTD YTD
Dec-02
Dec-03
Dec-04 Dec-05 Sept-05 Sept- 06
Net Income (GAAP)
$61,602 $72,253 $72,680
$82,039
$60,226 $62,932
Amortization of identified intangibles, net of tax
831 1,786 2,000 1,799 1,366 1,295
Tangible Net Income (A)
62,433 74,039 74,680 83,838 61,592 64,227
Average Equity (GAAP)
$399,896 $544,522 $599,373 $644,932 $639,600 $664,981
Average Identified Intangibles
9,108 22,493 21,741
19,056
19,415 16,655
Average Deferred Tax on Identified Intangibles
(2,280) (5,763) (6,392)
(4,785)
(5,250) (4,518)
Average Goodwill
53,293 187,369 216,519
216,127
216,136 216,038
Average Tangible Equity (B)
$339,775 $340,423 $367,505 $414,534 $409,299 $436,806
Return on Average Tangible Equity (A) / (B)
18.37% 21.75% 20.32% 20.22% 20.12% 19.66%
Average Assets (GAAP) $4,551,879 $5,777,538 $5,903,400 $6,225,170 $6,159,732 $6,456,660
Average Identified Intangibles 9,108 22,493 21,741 19,056 19,415 16,655
Average Deferred Tax on Identified Intangibles (2,280) (5,763) (6,392) (4,785) (5,250) (4,518)
Average Goodwill
53,293 187,369 216,519 216,127 216,136 216,038
Average Tangible Assets (C) $4,491,758 $5,573,439 $5,671,532 $5,994,772 $5,929,431 $6,228,485
Return on Average Tangible Assets (A) / (C) 1.39% 1.33% 1.32% 1.40% 1.39% 1.38%

Reconciliation of non-GAAP measurements to GAAP
Cash Earnings           YTD            YTD            YTD            YTD            YTD            YTD
Dec-02 Dec-03 Dec-04 Dec-05 Sep-05 Sep-06
Net Income (GAAP) $61,602 $72,253 $72,680 $82,039 $60,226 $62,932
Amortization of identified intangibles, net of tax
831 1,786 2,000 1,799 1,366 1,295
Tangible Net Income (A)
62,433 74,039 74,680 83,838 61,592 64,227
Net Income (Operating) (A)
$62,433 $74,039 $74,680 $83,838 $61,592 $64,227
Average Common and Common Equivalents (B) 40,619 45,150 46,731 47,051 46,969 46,932
Cash Earnings (A) / (B) $1.54 $1.64 $1.60 $1.78 $1.31 $1.37
Tangible Capital/Book Value YTD YTD YTD YTD YTD YTD
Dec-02 Dec-03 Dec-04 Dec-05 Sep-05 Sep-06
Total Equity 424,042 586,652 628,355 671,393 655,387 680,709
Goodwill 55,257 216,431 216,136 216,038 216,136 216,038
Identified Intangible 9,480 22,733 20,422 17,655 18,320 15,661
Tangible Equity (A) 359,305 347,488 391,797 437,700 420,931 449,010
Total Assets 4,920,544 5,900,644 6,078,308 6,473,539 6,355,829 6,466,089
Goodwill 55,257 216,431 216,136 216,038 216,136 216,038
Identified Intangible 9,480 22,733 20,422 17,655 18,320 15,661
Tangible Assets (B) 4,855,807 5,661,480 5,841,750 6,239,846 6,121,373 6,234,390
Tangible Capital (A)/(B) 7.40% 6.14% 6.71% 7.01% 6.88% 7.20%
Common Shares Outstanding at Year End (C) 39,924,338 45,795,688 46,341,819 46,829,048 46,556,737 45,994,341
Tangible Book Value (A) / © $9.00 $7.59 $8.45 $9.35 $9.04 $9.76